UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
November 26, 2017

INVACARE CORPORATION

(Exact name of Registrant as specified in its charter)

Ohio	001-15103	95-2680965
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Invacare Way, Elyria, Ohio 44035
(Address of principal executive offices, including zip code)

(440) 329-6000
(Registrant’s telephone number, including area code)

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(Former name, former address and former fiscal year, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously indicated in the Current Report on Form 8-K filed by Invacare Corporation (the “Company”) on November 2, 2017 (the “Prior Form 8-K”), Kathleen P. Leneghan was appointed as the Chief Financial Officer of the Company on an interim basis, effective November 26, 2017. The disclosure regarding Ms. Leneghan included in Item 5.02 of the Prior Form 8-K is incorporated herein by reference.

In connection with her appointment as Interim Chief Financial Officer, Ms. Leneghan and the Company entered into a letter agreement (the “Letter Agreement”) specifying certain new compensation arrangements. The Letter Agreement provides for a $9,000 per month increase in Ms. Leneghan’s salary during her service as Interim Chief Financial Officer or for a minimum of six months, and a one-time lump sum bonus equal to $9,000 per month for each month of service as Interim Chief Financial Officer to be paid when a non-interim Chief Financial Officer commences employment with the Company. The Letter Agreement also provides for a severance benefit of salary continuation (at her Vice President and Corporate Controller rate) for a period of six months, if the Company terminates her employment without cause.

The foregoing summary of the terms and conditions of the Letter Agreement is qualified in its entirety by reference to the full text of the Letter Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference into this Item 5.02.
Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

10.1	Letter Agreement, dated as of November 9, 2017, by and between the Company and Kathleen P. Leneghan.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVACARE CORPORATION
(Registrant)

Date: November 28, 2017	By:	/s/ Anthony C. LaPlaca
	Name:	Anthony C. LaPlaca
	Title:	Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit Number	Description of Exhibit

10.1	Letter Agreement, dated as of November 9, 2017, by and between the Company and Kathleen P. Leneghan.